UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2017

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-00841	27-6822130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Gerald Stahlecker is resigning as Executive Vice President of FS Energy and Power Fund (the “Company”) as of December 11, 2017. Mr. Stahlecker’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01.	Other Items.

On December 11, 2017, Franklin Square Holdings, L.P. (“FS Investments”), an alternative investment manager and sponsor of the Company, and EIG Global Energy Partners, LLC, a global alternative investment firm focused on energy and energy-related infrastructure, and certain of its affiliates (collectively, “EIG”) issued a joint press release announcing, among other things, a proposed transition of the Company’s investment advisory services to a new joint investment advisory relationship, as described in further detail below. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The Company currently receives investment advisory and administrative services from FS Investment Advisor, LLC (the “FS Advisor”), the Company’s investment adviser, pursuant to the Amended and Restated Investment Advisory and Administrative Services Agreement, dated as of April 28, 2011, by and between the Company and the FS Advisor (as amended to date, the “Current Investment Advisory Agreement”). GSO Capital Partners, LP (“GSO”) currently serves as the Company’s investment sub-adviser pursuant to the Investment Sub-Advisory Agreement, dated as of April 28, 2011, by and between GSO and the FS Advisor (as amended to date, the “Investment Sub-Advisory Agreement”).

Termination of Investment Sub-Advisory Agreement

The Company announced that (i) GSO intends to resign as the Company’s investment sub-adviser and terminate the Investment Sub-Advisory Agreement in April 2018 (the date of such termination, the “GSO End Date”) and (ii) subject to the approvals, and satisfaction of the conditions, described below, the Company intends to transition the Company’s investment advisory services to a new joint investment adviser entity (the “Joint Advisor”) that will be jointly operated by an affiliate of FS Investments and EIG (such transition, the “Transition”).

In connection with the Transition, the Current Adviser, GSO and certain of their affiliates have entered into a Transition Agreement, dated December 10, 2017 (the “Transition Agreement”), which provides that GSO will continue to act as the investment sub-adviser to the Company through the GSO End Date and will cooperate with the FS Adviser in implementing the Transition. GSO has agreed to restrictions on its ability to acquire common shares of the Company and take certain other actions in respect of the Company. In addition, GSO has agreed (i) to vote the common shares of the Company beneficially owned by GSO, or over which GSO has voting control, in favor of the shareholder proposals (the “Investment Advisory Agreement Proposals”) to approve the Proposed Advisory Agreements (as defined below) and (ii) not to transfer the common shares of the Company beneficially owned by GSO until after the shareholder approval of the Investment Advisory Agreement Proposals.

Approval of Investment Advisory Agreements

In connection with the Transition, on November 29, 2017, the Company’s board of trustees (the “Board”), including a majority of the members of the Board who are not parties to the applicable investment advisory agreement described below, or “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of any such party (the “Independent Trustees”), approved (i) the renewal of the Current Investment Advisory Agreement for an additional one-year term commencing on December 8, 2017, (ii) an investment advisory and administrative services agreement by and between the Company and the Joint Advisor (the “Joint Advisor Investment Advisory Agreement”), and (iii) a post-listing investment advisory agreement by and between the Company and the Joint Advisor (the “Listing JV Investment Advisory Agreement” and, together with the Joint Advisor Investment Advisory Agreement, the “Proposed Advisory Agreements”). The Company intends to seek shareholder approval to enter into the Proposed Advisory Agreements, subject to the terms and conditions set forth below and the definitive agreement entered into with EIG. The Current Investment Advisory Agreement will remain in effect until the Joint Advisor Investment Advisory Agreement becomes effective.

Subject to the satisfaction of the conditions described below, the Company will enter into the Joint Advisor Investment Advisory Agreement effective upon the (i) approval by the Company’s shareholders of the Joint Advisor Investment Advisory Agreement and (ii) earlier of (a) 60 days after approval by the Company’s shareholders of the Joint Advisor Investment Advisory Agreement and (b) receipt of an exemptive relief order, or an amendment to an existing exemptive relief order (in either case, the “Exemptive Relief”), from the United States Securities and Exchange Commission (the “SEC”), upon terms satisfactory to the FS Advisor and EIG to permit the Company to co-invest in privately negotiated investment transactions with accounts managed by EIG (collectively, the “Other EIG Accounts”). The formation of the Joint Advisor and the entry into the Joint Advisor Investment Advisory Agreement are subject to the following conditions: (i) the Company’s base management fee has not been reduced below an annual rate of 1.75% of average weekly gross assets; (ii) the hurdle rate associated with the Company’s subordinated incentive fee on income has not been increased above 7.0%; (iii) the ordinary cash distributions payable to shareholders of record of the Company on a monthly basis have been reduced to $0.04166666 per share ($0.50 per share annualized) or less; and (iv) the FS Advisor and EIG have entered into a tax receivable agreement substantially in the form previously agreed to between such parties, unless, in the case of clauses (i), (ii) and (iii), approved by EIG in writing. The Company and FS Advisor intend to terminate the Current Investment Advisory Agreement immediately prior to the Company’s entry into the Joint Advisor Investment Advisory Agreement with the Joint Advisor.

Fees Under the Joint Advisory Investment Advisory Agreement

The base management fee that the Company pays to its investment advisor will be reduced from 2.00% under the Current Investment Advisory Agreement to 1.75% under the Joint Advisor Investment Advisory Agreement. While the Current Investment Advisory Agreement provides that the base management fee is 2.00%, effective January 1, 2018, the FS Advisor contractually agreed to permanently waive 0.25% of the base management fee so that the fee received equals 1.75% of the Company’s average gross assets. Also, the base management fee in the Joint Advisor Investment Advisory Agreement will be calculated on the average weekly gross assets during the most recently completed calendar quarter, while the base management fee under the Current Investment Advisory Agreement is calculated based on the average gross assets of the Company at the end of its last two completed fiscal quarters.

The incentive fee under the Joint Advisor Investment Advisory Agreement will remain unchanged from the incentive fee under the Current Investment Advisory Agreement; however, the FS Advisor has contractually agreed to waive its right to collect the subordinated incentive fee on income for a period of twelve months, ending on December 31, 2018. If and when FS Advisor ceases to be the investment advisor to the Company and the Joint Advisor becomes the investment advisor to the Company pursuant to the Joint Advisor Investment Advisory Agreement, the Joint Advisor will contractually agree to waive its right to the collect the subordinated incentive fee on income for the remainder of such twelve-month period, if any.

Exemptive Relief

Concurrently with seeking shareholder approval of the Joint Advisor Investment Advisory Agreement, EIG is seeking the Exemptive Relief from the SEC that would permit the Company to co-invest in privately negotiated investment transactions with the Other EIG Accounts. The FS Advisor and EIG will use their reasonable best efforts to obtain the Exemptive Relief.

Changes to the Board

Upon entry into the Joint Advisor Investment Advisory Agreement, the Company, FS Advisor and EIG have agreed that (i) EIG will be entitled to recommend the appointment of one “interested” trustee to the Board and the FS Advisor will be entitled to recommend the appointment of at least one “interested” trustee to the Board and (ii) upon the occurrence of certain events, EIG and FS Advisor will be allocated the right to recommend the appointment of an equal number of “interested” trustees to the Board.

Other Agreements

The Company and the FS Advisor contemplate potentially entering into additional ancillary agreements in connection with the Transition and the other transactions discussed in this report. Prior to the Company’s entry into the Joint Advisor Investment Advisory Agreement with the Joint Advisor, EIG will provide non-advisory services to the Company to ensure continuity of services and to provide additional access to investment opportunities prior to the effectiveness of the Joint Advisor Investment Advisory Agreement. These non-advisory services will terminate upon the Company’s entry into the Joint Advisor Investment Advisory Agreement with the Joint Advisor.

Reduction of Annual Distribution Amount

Beginning January 2018, the Board intends to declare ordinary distributions at an annualized distribution amount of $0.50 per common share of beneficial interest of the Company.

Changes to Investment Committee

Gerald Stahlecker, Michael Forman and Zachary Klehr are resigning from the Current Advisor’s investment committee effective as of the date hereof. Effective as of the date hereof, the Current Advisor’s investment committee will be comprised of Sean Coleman, Brian Gerson and Michael Kelly. Below is biographical information relating to such personnel.

Michael Kelly serves as president and chief investment officer of FS Investments and has presided in such role since July 2017. Mr. Kelly also serves as chief investment officer of FS Investments as a member of FS Investments’ executive committee and serves on the investment committees of the investment advisers to certain of FS Investments’ sponsored investment products and has presided in such roles since January 2015. Among other things, Mr. Kelly oversees the investment management function of FS Investments and its affiliated investment advisers. Before joining FS Investments and its affiliated investment advisers, Mr. Kelly was CEO of ORIX USA Asset Management, where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. He then helped build and lead the hedge fund firm FrontPoint Partners, where he first served as Chief Investment Officer and eventually Co-CEO.

Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and board member of the Spotlight Foundation, and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.

Brian Gerson joined FS Investments in November 2017 as its Head of Private Credit and has more than 20 years of experience in credit investing and corporate lending, with specific expertise in lending through BDCs. Prior to joining FS Investments, he most recently served as Group Head and Managing Director at LStar Capital, the credit affiliate of Lone Star Funds, from April 2015 to November 2017. At LStar, Mr. Gerson developed and maintained deep relationships with the financial sponsor community and middle market intermediaries while significantly expanding LStar’s corporate credit business. Prior to joining LStar, Mr. Gerson was a founding member of Solar Capital Partners, which serves as investment adviser to two yield-oriented BDCs. At Solar Capital, he spent seven years from January 2007 to September 2014 in various credit, origination, management, and business development roles, most recently serving as Executive Vice President of Solar Capital Limited. Prior to joining Solar Capital, Mr. Gerson spent 12 years in various positions, including Managing Director at CIBC World Markets in its Leveraged Finance and Financial Sponsors Group. Mr. Gerson graduated summa cum laude and Phi Beta Kappa from Tufts University where he earned a Bachelor of Arts in Mathematics.

Sean Coleman has served as a managing director of FS Investment Corporation since 2014. Mr. Coleman also serves as the chief credit officer of FS Investments and as a managing director of its affiliated investment advisers. Mr. Coleman also serves on the investment committees of the investment advisers to certain of FS Investments’ sponsored investment products.

Before joining FS Investments and its affiliated investment advisers in October 2013, Mr. Coleman worked at Golub Capital, where he served in various capacities, including as a managing director in the direct lending group and as chief financial officer and treasurer of its BDC. Before he joined Golub Capital in September 2005, Mr. Coleman worked in merchant and investment banking, including at Goldman, Sachs & Co. and Wasserstein Perella & Co. Mr. Coleman earned a B.A. in History from Princeton University and an M.B.A. with Distinction from Harvard Business School, where he received the Loeb Award for academic excellence in finance.

Additional Information and Where to Find It

This communication relates to the Proposed Advisory Agreements for the Company (the “Proposal”). In connection with the Proposal, the Company intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSAL. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov and from FS Investments’ website at www.fsinvestments.com.

Participants in the Solicitation

The Company and its trustees, executive officers and certain other members of management and employees, including employees of FS Investments, EIG and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s shareholders in connection with the Proposal will be contained in a Proxy Statement when such document becomes available. The Proxy Statement and other proxy solicitation documents may be obtained free of charge from the sources indicated above.

Cautionary Statement Concerning Forward-Looking Statements

This communication may contain certain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Company. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption of the Company’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the Company’s operating area, the failure of the Company’s shareholders to approve the Proposal, the failure or inability to obtain the Exemptive Relief from the SEC and the failure to consummate the transactions contemplated by the master agreement between FS Investments and EIG.

Some of these factors are enumerated in the filings the Company makes with the SEC and will also be contained in the Proxy Statement when such document becomes available. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated December 11, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date: December 11, 2017	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated December 11, 2017.